Exhibit 99.1

Pulse Biosciences Reports Business Updates and Third Quarter 2023 Financial Results

Pulse Biosciences will host Third Quarter 2023 Financial Results conference call at 9:00 am PT / 12:00 pm ET on Monday, November 13, 2023

HAYWARD, Calif. [Business Wire] – November 13, 2023. Pulse Biosciences, Inc. (Nasdaq: PLSE), a company primarily focused on leveraging its novel and proprietary CellFX Nanosecond Pulsed Field Ablation (nsPFA) technology for the treatment of atrial fibrillation, today announced financial results for the third quarter ended September 30, 2023.

Recent Business Highlights

●	Advanced feasibility and preclinical studies for the cardiac ablation clamp and catheter programs, and expect to file an FDA 510(k) submission for the cardiac surgical clamp between December and end of first quarter 2024 and to commence the initial, Pulse Biosciences, first-in-human, CellFX nsPFA circumferential cardiac ablation catheter procedure within a window of time commencing between December 2023 and end of first quarter 2024
●	Appointed renowned cardiothoracic surgeon Niv Ad, M.D. as Chief Science Officer, Cardiac Surgery to lead the clinical strategy and contribute to the development of the product portfolio
●	Presentation by electrophysiologist key opinion leader Dr. Usman Siddiqui at the Global EP Summit 2023 featured the CellFX nsPFA circumferential catheter system and detailed both the utility of the novel energy modality and its potential impact on the treatment of atrial fibrillation
●	Completed treatment of 21 subjects in the thyroid clinical feasibility study. Initial group was treated percutaneously with initial parameters in June 2023 with evaluations at 30, 90, 180, and 360 days post treatment. An additional group was started on November 7, 2023 with the goal of optimizing treatment parameters.
●	Two poster presentations at the American Thyroid Association 2023 Annual Meeting suggest the percutaneous electrode delivery of CellFX nsPFA may be a safe and effective method for treating benign thyroid nodules, as supported by data from the first prospective clinical feasibility study of the technology

“We made tremendous progress advancing our cardiac device development in the third quarter. In the lab, our CellFX nsPFA technology continues to demonstrate the potential to revolutionize the treatment of atrial fibrillation. In the clinic, CellFX nsPFA is demonstrating the ability to safely and effectively treat benign thyroid nodules, and at the podium, we are pleased to be seeing increasing external validation of our technology from KOLs at various scientific meetings,” said Kevin Danahy, President and Chief Executive Officer of Pulse Biosciences. “With the addition of another renowned cardiothoracic surgeon, Dr. Niv Ad, to our leadership team, we are on track to file a 510(k) submission for clearance for our cardiac ablation clamp and initiate the cardiac ablation catheter first-in-human study between December 2023 and end of first quarter 2024.”

Third Quarter 2023 Results

Total GAAP cost and expenses, representing cost of revenues, research and development, sales and marketing, and general and administrative expenses, for the three months ended September 30, 2023, were $11.3 million compared to $18.0 million for the prior year period. Non-GAAP cost and expenses for the three months ended September 30, 2023, were $9.2 million compared to $16.8 million for the prior year period. The decrease in costs and expenses compared to the prior year period was driven by the prior headcount reduction and restructuring and the $7.2 million inventory reserve related to the dermatology business in the third quarter 2022, partially offset by an increase in research and development expenses to support advancement of our CellFX nsPFA cardiology devices.

GAAP net loss for the three months ended September 30, 2023 was ($10.6) million compared to ($18.0) million for the three months ended September 30, 2022. Non-GAAP net loss for the three months ended September 30, 2023 was ($8.5) million compared to ($16.8) million for the three months ended September 30, 2022.

Cash and cash equivalents totaled $50.4 million as of September 30, 2023, compared to $69.2 million as of September 30, 2022 and $58.7 million as of June 30, 2023. Cash used in the third quarter of 2023 was $8.7 million compared to $10.6 million in the same period in the prior year and $10.0 million used in the second quarter of 2023.

Reconciliations of GAAP to non-GAAP cost and expenses and net loss have been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Webcast and Conference Call Information

Pulse Biosciences’ management will host a conference call today, November 13, 2023, beginning at 9:00am PT. Investors interested in listening to the conference call may do so by dialing 1-877-704-4453 for domestic callers or 1-201-389-0920 for international callers. A live and recorded webcast of the event will be available at https://investors.pulsebiosciences.com/.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the potential to improve the quality of life for patients. The Company’s proprietary CellFX Nanosecond Pulsed Field Ablation (nsPFA) technology delivers nanosecond pulses of electrical energy to non-thermally clear cells while sparing adjacent noncellular tissue. The Company is actively pursuing the development of its CellFX nsPFA technology for use in the treatment of atrial fibrillation and in a select few other markets where CellFX nsPFA could have a profound positive impact on healthcare for both patients and providers.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS, nsPFA and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations. The Company believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results were limited to financial measures prepared in accordance with GAAP. As a result, the Company is disclosing certain non-GAAP results in order to supplement investors’ and other readers’ understanding and assessment of the Company’s financial performance. Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for financial and operational decision-making. Non-GAAP adjustments include stock-based compensation, depreciation and amortization and restructuring charges. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to management and investors. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate the Company’s business.

Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most directly comparable GAAP measures set forth below and should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures in this earnings release exclude the following:

Non-cash expenses for stock-based compensation.  The Company has excluded the effect of stock-based compensation expenses in calculating the Company’s non-GAAP cost and expenses and net loss measures. Although stock-based compensation is a key incentive offered to employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of time-based and performance-based options, such as options that vest as a result of the Company’s market capitalization. Depending upon the size, timing and terms of the grants, as well as the probability of achievement of performance-based awards, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons from period to period.

Depreciation and amortization.  The Company has excluded depreciation and amortization expense in calculating its non-GAAP cost and expenses and net loss measures. Depreciation and amortization are non-cash charges to current operations.

Restructuring charges.  The Company has excluded restructuring charges in calculating its non-GAAP cost and expenses and net loss measures. Restructuring programs involve discrete initiatives designed to improve operating efficiencies and include employee termination, contract termination, and other exit costs associated with the restructuring program. The Company believes that excluding discrete restructuring charges allows for better comparisons from period to period.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company’s CellFX nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company’s expected product development efforts, such as advancement of its cardiac clamp through the appropriate FDA regulatory path and possible initiation of a first-in-human safety feasibility study of its CellFX nsPFA cardiac ablation catheter system, statements concerning the Company’s future regulatory strategies and possible government clearances and approvals, statements concerning customer adoption and future use of the CellFX System to address a range of conditions such as atrial fibrillation and benign thyroid nodules, statements about the Company’s future financing opportunities and operating expenses, and Pulse Biosciences’ expectations, whether stated or implied, regarding whether the Company’s CellFX nsPFA technology will become a disruptive treatment option for treating cardiac arrhythmias, benign thyroid nodules or any other medical condition and whether future clinical studies will show the CellFX System is safe and effective to treat atrial fibrillation, benign thyroid nodules or any other medical condition, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Investor Contacts:

Pulse Biosciences

Kevin Danahy, President and CEO

510.241.1077

IR@pulsebiosciences.com

or
Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com

PULSE BIOSCIENCES, INC.

Condensed Consolidated Balance Sheets

(In thousands, except per share amounts)

(Unaudited)

	September 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$50,386	$61,139
Prepaid expenses and other current assets	1,237	1,008
Total current assets	51,623	62,147

Property and equipment, net	1,648	1,961
Intangible assets, net	2,052	2,551
Goodwill	2,791	2,791
Right-of-use assets	7,466	8,062
Other assets	365	365
Total assets	$65,945	$77,877

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,412	$1,573
Accrued expenses	3,004	2,595
Lease liability, current	1,016	896
Related party note payable, current	—	917
Total current liabilities	5,432	5,981

Lease liability, less current	8,368	9,144
Related party note payable, less current	—	65,000
Total liabilities	13,800	80,125

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized – 50,000 shares; no shares issued and outstanding	—	—
Common stock, $0.001 par value; authorized – 500,000 shares; issued and outstanding – 54,991 shares and 37,235 shares at September 30, 2023 and December 31, 2022, respectively	55	37
Additional paid-in capital	377,072	292,420
Accumulated other comprehensive income (loss)	—	—
Accumulated deficit	(324,982)	(294,705)
Total stockholders’ equity (deficit)	52,145	(2,248)
Total liabilities and stockholders’ equity	$65,945	$77,877

PULSE BIOSCIENCES, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share amounts)

(Unaudited)

	Three-Month Periods Ended		Nine-Month Periods Ended
	September 30,		September 30,
	2023*	2022	2023*	2022
Revenues:
Product revenues	$—	$—	$—	$709
Total revenues	—	—	—	709
Cost and expenses:
Cost of revenues	—	8,400	—	10,653
Research and development	7,472	4,517	19,998	16,744
Sales and marketing	—	2,020	—	11,251
General and administrative	3,780	3,088	11,043	11,373
Total cost and expenses	11,252	18,025	31,041	50,021
Loss from operations	(11,252)	(18,025)	(31,041)	(49,312)
Other income (expense):
Interest income (expense), net	686	(14)	764	4
Total other income (expense)	686	(14)	764	4
Net loss	(10,566)	(18,039)	(30,277)	(49,308)
Other comprehensive gain (loss):
Unrealized gain (loss) on available-for-sale securities	—	—	—	—
Comprehensive loss	$(10,566)	$(18,039)	$(30,277)	$(49,308)
Net loss per share:
Basic and diluted net loss per share	$(0.19)	$(0.49)	$(0.66)	$(1.50)
Weighted average shares used to compute net loss per common share — basic and diluted	54,923	37,158	45,672	32,825

	Three-Month Periods Ended		Nine-Month Periods Ended
	September 30,		September 30,
Stock Based Compensation Expense:	2023*	2022	2023*	2022
Cost of revenues	$—	$24	$—	$204
Research and development	982	287	1,758	1,240
Sales and marketing	—	(44)	—	772
General and administrative	816	456	2,079	2,227
Total stock-based compensation expense	$1,798	$723	$3,837	$4,443

*For the three and nine month periods ended September 30, 2023, the Company reclassified certain expenses as a result of the shift in focus from dermatology to cardiology. Expenses previously included in Cost of Revenues are now recorded as a part of Research and Development, and expenses previously included in Sales and Marketing are now recorded as a part of General and Administrative.

PULSE BIOSCIENCES, INC.

Consolidated Revenue Financial Highlights

(In thousands)

(Unaudited)

	Three-Month Periods Ended				Nine-Month Periods Ended
	September 30,				September 30,
	2023		2022		2023		2022
Revenue by category:
Systems	$—	0%	$—	—	$—	0%	$576	81%
Cycle units	—	0%	—	—	—	0%	133	19%
Total revenue	$—	0%	$—	—	$—	0%	$709	100%

Revenue by geography:
North America	$—	0%	$—	—	$—	0%	$526	74%
Rest of World	—	0%	—	—	—	0%	183	26%
Total revenue	$—	0%	$—	—	$—	0%	$709	100%

Reconciliation of GAAP to Non-GAAP Financial Measures

The following table presents the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures:

(In thousands)

(Unaudited)

	Three-Month Periods Ended		Nine-Month Periods Ended
	September 30,		September 30,
	2023	2022	2023	2022
Reconciliation of GAAP to non-GAAP Cost of revenues:
GAAP Cost of revenues	$—	$8,400	$—	$10,653
Less: Stock-based compensation expense	—	(24)	—	(204)
Less: Depreciation and amortization	—	(5)	—	(14)
Less: Restructuring	—	(27)	—	(43)
Non-GAAP Cost of revenues	$—	$8,344	$—	$10,392

Reconciliation of GAAP to non-GAAP Research and development:
GAAP Research and development	$7,472	$4,517	$19,998	$16,744
Less: Stock-based compensation expense	(982)	(287)	(1,758)	(1,240)
Less: Depreciation and amortization	(55)	(75)	(172)	(203)
Less: Restructuring	—	(54)	(38)	(177)
Non-GAAP Research and development	$6,435	$4,101	$18,030	$15,124

Reconciliation of GAAP to non-GAAP Sales and marketing:
GAAP Sales and marketing	$—	$2,020	$—	$11,251
Less: Stock-based compensation expense	—	44	—	(772)
Less: Depreciation and amortization	—	(15)	—	(43)
Less: Restructuring	—	(95)	—	(598)
Non-GAAP Sales and marketing	$—	$1,954	$—	$9,838

Reconciliation of GAAP to non-GAAP General and administrative:
GAAP General and administrative	$3,780	$3,088	$11,043	$11,373
Less: Stock-based compensation expense	(816)	(456)	(2,079)	(2,227)
Less: Depreciation and amortization	(242)	(244)	(730)	(758)
Less: Restructuring	—	(22)	(5)	(60)
Non-GAAP General and administrative	$2,722	$2,366	$8,229	$8,328

Reconciliation of GAAP to non-GAAP Cost and expenses:
GAAP Cost and expenses	$11,252	$18,025	$31,041	$50,021
Less: Stock-based compensation expense	(1,798)	(723)	(3,837)	(4,443)
Less: Depreciation and amortization	(297)	(339)	(902)	(1,018)
Less: Restructuring	—	(198)	(43)	(878)
Non-GAAP Cost and expenses	$9,157	$16,765	$26,259	$43,682

Reconciliation of GAAP to non-GAAP Net loss:
GAAP Net loss	$(10,566)	$(18,039)	$(30,277)	$(49,308)
Add: Stock-based compensation expense	1,798	723	3,837	4,443
Add: Depreciation and amortization	297	339	902	1,018
Add: Restructuring	—	198	43	878
Non-GAAP Net loss	$(8,471)	$(16,779)	$(25,495)	$(42,969)